UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 1, 2017

Date of Report (Date of earliest event reported)

PETVIVO HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-173569	99-0363559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5251 Edina Industrial Blvd Edina, Minnesota	55437
(Address of principal executive offices)	(Zip Code)

(612) 328-4325

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers

Effective November 1, 2017, PetVivo Holdings, Inc., a Nevada corporation (“PetVivo”) terminated the positions and employment of the following two persons who served as executive officers of PetVivo prior to termination:

PetVivo terminated the employment of Randall A. Meyer as Chief Operating Officer of PetVivo, which termination includes all officer or employee positions held by Mr. Meyer with PetVivo or any subsidiary of PetVivo.

PetVivo terminated the employment of John F. Dolan as Treasurer, Principal Financial Officer, and Secretary of PetVivo, which termination includes all officer or employee positions held by Mr. Dolan with PetVivo or any subsidiary of PetVivo.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETVIVO HOLDINGS, INC.

Date: November 2, 2017	By:	/s/ John Lai
	Name:	John Lai
	Title:	President

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